Exhibit 99.2

PSBUSINESSPARKS®

psbusinessparks.com

| industrial | flex | office |

SUPPLEMENTAL
INFORMATION

# SECOND QUARTER 2019

701 WESTERN AVENUE | GLENDALE, CA 91201 | 818.244.8080

PSBUSINESSPARKS® psbusinessparks.com I industrial I flex I office I SUPPLEMENTAL INFORMATION SECOND QUARTER 2019 701 WESTERN AVENUE I GLENDALE, CA 91201 I 818.244.8080

ANALYSIS OF OPERATING RESULTS AND FINANCIAL CONDITION FOR

THE THREE AND SIX MONTHS ENDED JUNE 30, 2019

Forward-Looking Statement

When used within this supplemental information package, the words “may,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements. Such factors include the impact of competition from new and existing commercial facilities which could impact rents and occupancy levels at the Company’s facilities; the Company’s ability to evaluate, finance and integrate acquired and developed properties into the Company’s existing operations; the Company’s ability to effectively compete in the markets that it does business in; the impact of the regulatory environment as well as national, state and local laws and regulations including, without limitation, those governing REITs; the impact of general economic conditions upon rental rates and occupancy levels at the Company’s facilities; the availability of permanent capital at attractive rates, the outlook and actions of rating agencies and risks detailed from time to time in the Company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K.

Non-GAAP Disclosures

Provided within this supplemental information package are measures not defined in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe our presentation of these non-GAAP measures assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. These non-GAAP measures discussed below are not substitutes of other measures of financial performance presented in accordance with GAAP. In addition, other real estate investment trusts (“REITs”) may compute these measures differently, so comparisons among REITs may not be helpful.

Net operating income (“NOI”) – We utilize NOI, a non-GAAP financial measure, to evaluate the operating performance of our business parks. We define NOI as rental income less adjusted cost of operations (described below). We believe NOI assists investors in analyzing the performance and value of our business parks by excluding (i) corporate overhead (i.e. general and administrative expenses) because it does not relate to the results of our business parks, (ii) depreciation and amortization expense because it does not accurately reflect changes in the fair value of our business parks and (iii) stock compensation expense because this expense item can vary significantly from period to period and thus impact comparability across periods. The GAAP measure most directly comparable to NOI is net income.

Cash NOI – We utilized cash NOI to evaluate the cash flow performance of our business parks. Cash NOI represents NOI adjusted to exclude non-cash items included in revenue and in cost of operations. The non-cash items in revenue include straight-line rent, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements. The non-cash items in cost of operations is equal to stock compensation expense for employees whose compensation expense is recorded in cost of operations. We believe that cash NOI assists investors in analyzing cash flow performance of our business parks. The GAAP measure most directly comparable to cash NOI is net income.

Adjusted Cost of Operations – Adjusted cost of operations represents cost of operations, excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations, which can vary significantly period to period based upon the performance of the company. The GAAP measure most directly comparable to adjusted cost of operations is cost of operations.

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) – EBITDAre is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is often utilized to evaluate the performance of real estate companies. EBITDAre is calculated as GAAP net income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets. We believe our presentation of EBITDAre assists investors and analysts in evaluating the operating performance of our business activities, including the impact of general and administrative expenses, and without the impact from gains or losses from sales of depreciable real estate assets. The GAAP measure most directly comparable EBITDAre is net income.

Funds from Operations (“FFO”) and FFO per share – FFO and FFO per share are non-GAAP measures defined by NAREIT and are considered helpful measures of REIT performance by REITs and many REIT analysts. FFO represents GAAP net income before real estate depreciation and amortization expense, gains or losses on sales of operating properties and land and impairment charges on real estate assets, which are excluded because it does not accurately reflect changes in the value of our business parks. FFO per share represents FFO allocable to common and dilutive shares, divided by aggregate common and dilutive shares. The GAAP measure most directly comparable to FFO and FFO per share are net income and earnings per share, respectively.

Core FFO and Core FFO per share – Core FFO represents FFO excluding the net impact of (i) income allocated to preferred shareholders to the extent redemption value exceeds the related carrying value and (ii) nonrecurring income or expense items. Core FFO per share represents Core FFO allocable to common and dilutive shares divided by the weighted average common and dilutive shares. We believe our presentation of Core FFO and Core FFO per share assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. The GAAP measures most directly comparable to Core FFO and Core FFO per share are net income and earnings per share, respectively.

Funds Available for Distribution (“FAD”) – FAD is a non-GAAP measure that represents Core FFO adjusted to (a) deduct recurring capital improvements that maintains the condition of our real estate, tenant improvements and lease commissions and (b) eliminate certain non-cash income or expenses such as straight-line rent and non-cash stock compensation expense. We believe our presentation of FAD assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. FAD is not a substitute for GAAP net cash flow in evaluating our liquidity or ability to pay dividends, because they exclude investing and financing activities presented on our statements of cash flows. The GAAP measure most directly comparable to FAD is operating cash flow from our statements of cash flows.

	June 30, 2019	December 31, 2018
ASSETS

Cash and cash equivalents	$42,046	$37,379	(a)

Real estate facilities, at cost
Land	772,399	762,731
Buildings and improvements	2,171,281	2,157,407

	2,943,680	2,920,138
Accumulated depreciation	(1,135,107)	(1,097,748)

	1,808,573	1,822,390	(b)
Properties held for sale, net	124,680	128,093	(c)
Land and building held for development	31,841	30,848

	1,965,094	1,981,331

Rent receivable, net	2,308	1,403	(d)
Deferred rent receivable, net	34,572	33,308
Other assets	13,524	15,173	(e)

Total assets	$2,057,544	$2,068,594

LIABILITIES AND EQUITY

Accrued and other liabilities	$80,367	$85,141	(f)

Total liabilities	80,367	85,141

Equity
PS Business Parks, Inc.’s shareholders’ equity:
Preferred stock	959,750	959,750
Common stock	274	274
Paid-in capital	733,777	736,131	(g)
Accumulated earnings	67,049	69,207	(h)

Total PS Business Parks, Inc.’s shareholders’ equity	1,760,850	1,765,362
Noncontrolling interests	216,327	218,091

Total equity	1,977,177	1,983,453

Total liabilities and equity	$2,057,544	$2,068,594

(a)	Change in cash and cash equivalents
	Beginning cash balance at December 31, 2018			$37,379
	Net cash provided by operating activities			141,169
	Net cash used in investing activities			(32,232)
	Net cash used in financing activities			(104,270)

	Ending cash balance at June 30, 2019			$42,046

(b)	Change in real estate facilities
	Beginning balance at December 31, 2018			$1,822,390
	Acquisition of real estate			13,646
	Recurring capital improvements			3,608
	Tenant improvements, gross			8,786
	Capitalized lease commissions			3,373
	Nonrecurring capital improvements			1,955
	Depreciation and amortization			(48,598)
	Transfer to properties held for sale			3,413

	Ending balance at June 30, 2019			$1,808,573

(c)	Change in properties held for sale, net:
	Beginning balance at December 31, 2018			$128,093
	Recurring capital improvements			642
	Depreciation and amortization			(4,055)

	Ending balance at June 30, 2019			$124,680

				Increase
(d)	Change in rent receivable	June 30, 2019	December 31, 2018	(Decrease)
	Non-government customers	$1,593	$1,040	$553
	U.S. Government customers	1,115	763	352
	Allowance for doubtful accounts	(400)	(400)	-

		$2,308	$1,403	$905

				Increase
(e)	Change in other assets	June 30, 2019	December 31, 2018	(Decrease)
	Lease intangible assets, net	$9,052	$8,671	$381
	Prepaid property taxes and insurance	723	3,381	(2,658)
	Other	3,749	3,121	628

		$13,524	$15,173	$(1,649)

				Increase
(f)	Change in accrued and other liabilities	June 30, 2019	December 31, 2018	(Decrease)
	Customer security deposits	$39,722	$37,557	$2,165
	Accrued property taxes	13,829	10,454	3,375
	Customer prepaid rent	9,918	16,830	(6,912)
	Lease intangible labilities, net	8,798	7,870	928
	Other	8,100	12,430	(4,330)

		$80,367	$85,141	$(4,774)

(g)	Change in paid-in capital
	Beginning paid-in capital			$736,131
	Exercise of stock options			709
	Stock compensation expense, net			1,409
	Cash paid for taxes in lieu of shares upon vesting of restricted stock units			(5,500)
	Adjustment to reflect noncontrolling interests underlying ownership - common units			1,028

	Ending paid in capital			$733,777

(h)	Change in accumulated earnings
	Beginning accumulated earnings			$69,207
	Net income			81,298
	Distributions to preferred shareholders			(25,918)
	Distributions to common shareholders			(57,538)

	Ending accumulated earnings			$67,049

	For The Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2019	2018	2019	2018
Rental income	$107,782	$101,824	$215,607	$205,583	(a)

Expenses
Cost of operations (1)	31,460	30,796	65,053	63,252	(b)
Depreciation and amortization	24,768	24,416	49,643	48,298
General and administrative (1)	2,827	2,828	6,060	5,678	(c)

Total operating expenses	59,055	58,040	120,756	117,228

Interest and other income	764	294	1,382	578	(d)
Interest and other expense	(118)	(167)	(285)	(332)	(e)
Gain on sale of real estate facilities	-	58,448	-	85,283

Net income	49,373	102,359	95,948	173,884
Allocation to noncontrolling interests	(7,623)	(18,400)	(14,650)	(30,300)

Net income allocable to PS Business Parks, Inc.	41,750	83,959	81,298	143,584
Allocation to preferred shareholders	(12,959)	(12,959)	(25,918)	(25,962)
Allocation to restricted stock unit holders	(212)	(779)	(480)	(1,353)

Net income allocable to common shareholders	$28,579	$70,221	$54,900	$116,269

Net income per common share
Basic	$1.04	$2.57	$2.00	$4.26
Diluted	$1.04	$2.56	$2.00	$4.24

Weighted average common shares outstanding
Basic	27,426	27,322	27,400	27,294
Diluted	27,532	27,423	27,505	27,395

(1)

Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified our divisional vice presidents’ compensation costs totaling $460,000 for the three months ended June 30, 2018, consisting of $305,000 of compensation costs and $155,000 of stock compensation expense, and compensation costs totaling $1.0 million for the six months ended June 30, 2018, consisting of $690,000 of compensation costs and $314,000 of stock compensation expense, from cost of operations into general and administrative expenses on our consolidated statements of income in the three and six months ended June 30, 2018 in order to conform to the current periods’ presentation.

		For The Three Months Ended		Increase	For the Six Months Ended		Increase
(a)	Rental income:	June 30, 2019	June 30, 2018	(Decrease)	June 30, 2019	June 30, 2018	(Decrease)
	Same Park	$95,385	$90,989	$4,396	$190,429	$181,648	$8,781
	Same Park non-cash items (1)	560	953	(393)	1,209	1,972	(763)
	Non-Same Park	3,194	565	2,629	5,511	565	4,946
	Non-Same Park non-cash items (1)	235	62	173	399	62	337
	Multifamily	2,474	1,720	754	4,971	3,144	1,827
	Multifamily non-cash items (1)	1	18	(17)	2	18	(16)
	Revenue from assets sold and held for sale (2)	5,933	7,517	(1,584)	13,086	18,174	(5,088)

		$107,782	$101,824	$5,958	$215,607	$205,583	$10,024

		For The Three Months Ended		Increase	For the Six Months Ended		Increase
(b)	Cost of operations:	June 30, 2019	June 30, 2018	(Decrease)	June 30, 2019	June 30, 2018	(Decrease)
	Same Park	$26,947	$26,366	$581	$55,389	$53,588	$1,801
	Same Park non-cash items (3)	266	312	(46)	542	647	(105)
	Non-Same Park	1,024	224	800	2,167	224	1,943
	Non-Same Park non-cash items (3)	13	-	13	26	-	26
	Multifamily	1,002	973	29	2,073	1,970	103
	Expenses from assets sold and held for sale (2)	2,208	2,921	(713)	4,856	6,823	(1,967)

		$31,460	$30,796	$664	$65,053	$63,252	$1,801

		For The Three Months Ended		Increase	For the Six Months Ended		Increase
(c)	General and administrative expenses:	June 30, 2019	June 30, 2018	(Decrease)	June 30, 2019	June 30, 2018	(Decrease)
	Compensation expense	$1,278	$1,643	$(365)	$2,961	$2,973	$(12)
	Stock compensation expense	514	235	279	1,075	872	203
	Professional fees and other	1,035	950	85	2,024	1,833	191

		$2,827	$2,828	$(1)	$6,060	$5,678	$382

		For The Three Months Ended		Increase	For the Six Months Ended		Increase
(d)	Interest and other income:	June 30, 2019	June 30, 2018	(Decrease)	June 30, 2019	June 30, 2018	(Decrease)
	Management fee income	$72	$112	$(40)	$150	$238	$(88)
	Interest income	316	42	274	642	109	533
	Other income	376	140	236	590	231	359

		$764	$294	$470	$1,382	$578	$804

		For The Three Months Ended		Increase	For the Six Months Ended		Increase
(e)	Interest and other expense:	June 30, 2019	June 30, 2018	(Decrease)	June 30, 2019	June 30, 2018	(Decrease)
	Credit facility	$-	$(13)	$(13)	$-	$(18)	$(18)
	Facilities fees & other charges	(118)	(154)	(36)	(285)	(314)	(29)

		$(118)	$(167)	$(49)	$(285)	$(332)	$(47)

(1)	Non-cash items in revenue represent straight-line rent, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements.
(2)

Amounts for the three and six months ended June 30, 2019 reflect the operating results related to 1.3 million square feet of flex and office assets held for sale as of June 30, 2019; amounts shown for the three and six months ended June 30, 2018 reflect the operating results related to 1.3 million square feet of flex and office assets held for sale as of June 30, 2019 as well as operating results related to 899,000 square feet of assets sold in 2018.

(3)	Non-cash items in cost of operations represent stock compensation expense attributable to employees whose compensation expense is recorded in costs of operations.

PROPERTY INFORMATION (1)

	For The Three Months Ended June 30,			For the Six Months Ended June 30,
	2019	2018	% Change	2019	2018	% Change
Total Portfolio (2)
Total rentable square footage at period end	26,940,000	26,866,000	0.3%	26,940,000	26,866,000	0.3%
Weighted average occupancy	93.8%	94.3%	(0.5%)	93.9%	94.4%	(0.5%)
Period end occupancy	94.1%	94.3%	(0.2%)	94.1%	94.3%	(0.2%)
Annualized realized rent per occupied sq. ft. (3) (5)	$15.74	$15.05	4.6%	$15.64	$15.04	4.0%
RevPAF (4) (5)	$14.76	$14.20	3.9%	$14.69	$14.20	3.5%

Same Park Portfolio (6)
Total rentable square footage at period end	25,809,000	25,809,000	-	25,809,000	25,809,000	-
Weighted average occupancy	94.3%	94.5%	(0.2%)	94.5%	94.5%	-
Period end occupancy	94.5%	95.0%	(0.5%)	94.5%	95.0%	(0.5%)
Annualized realized rent per occupied sq. ft. (3) (5)	$15.77	$15.08	4.6%	$15.71	$15.06	4.3%
RevPAF (4) (5)	$14.87	$14.25	4.4%	$14.85	$14.23	4.4%

Non-Same Park Portfolio (7)
Total rentable square footage at period end	1,131,000	1,057,000	7.0%	1,131,000	1,057,000	7.0%
Weighted average occupancy	82.0%	76.1%	7.8%	80.4%	76.1%	5.7%
Period end occupancy	83.3%	76.1%	9.5%	83.3%	76.1%	9.5%
Annualized realized rent per occupied sq. ft. (3)	$14.97	$12.35	21.2%	13.52	12.29	10.0%
RevPAF (4)	$12.28	$9.39	30.8%	10.87	9.36	16.1%

Multifamily Portfolio
Number of units	395	395	-	395	395	-
Period end occupancy	94.2%	81.8%	15.2%	94.2%	81.8%	15.2%

(1)	Excludes 1.3 million rentable square feet of flex and office assets held for sale and 899,000 square feet of assets sold in 2018.
(2)	Operating metrics from our multifamily asset are excluded from the total portfolio operating metrics.
(3)	Annualized realized rent per occupied square foot represents the annualized revenue earned per occupied square foot.
(4)	RevPAF represents the annualized revenue earned per total weighted average available square foot.
(5)

Total and Same Park annualized realized rent per occupied square foot and RevPAF include lease buyout income of $780,000 and $122,000 for the three months ended June 30, 2019 and 2018, respectively, and $957,000 and $250,000 for the six months ended June 30, 2019 and 2018, respectively.

(6)	Same Park includes assets acquired prior to January 1, 2017.
(7)	Non-Same Park reflects assets acquired on or subsequent to January 1, 2017.

NET OPERATING INCOME

	For The Three Months Ended June 30,			For the Six Months Ended June 30,
	2019	2018	% Change	2019	2018	% Change
Rental income
Same Park (1)	$95,945	$91,942	4.4%	$191,638	$183,620	4.4%
Non-Same Park (2)	3,429	627	446.9%	5,910	627	842.6%
Multifamily	2,475	1,738	42.4%	4,973	3,162	57.3%
Assets sold or held for sale	5,933	7,517	(21.1%)	13,086	18,174	(28.0%)

Total rental income	107,782	101,824	5.9%	215,607	205,583	4.9%

Adjusted cost of operations (3)
Same Park (1)	26,947	26,366	2.2%	55,389	53,588	3.4%
Non-Same Park (2)	1,024	224	357.1%	2,167	224	867.4%
Multifamily	1,002	973	3.0%	2,073	1,970	5.2%
Assets sold or held for sale	2,192	2,899	(24.4%)	4,823	6,763	(28.7%)

Total adjusted cost of operations	31,165	30,462	2.3%	64,452	62,545	3.0%

Net operating income
Same Park (1)	68,998	65,576	5.2%	136,249	130,032	4.8%
Non-Same Park (2)	2,405	403	496.8%	3,743	403	828.8%
Multifamily	1,473	765	92.5%	2,900	1,192	143.3%
Assets sold or held for sale (4)	3,741	4,618	(19.0%)	8,263	11,411	(27.6%)

Total net operating income	$76,617	$71,362	7.4%	$151,155	$143,038	5.7%

CASH NET OPERATING INCOME

	For The Three Months Ended June 30,			For the Six Months Ended June 30,
	2019	2018	% Change	2019	2018	% Change
Cash rental income (5)
Same Park (1)	$95,385	$90,989	4.8%	$190,429	$181,648	4.8%
Non-Same Park (2)	3,194	565	465.3%	5,511	565	875.4%
Multifamily	2,474	1,720	43.8%	4,971	3,144	58.1%
Assets sold or held for sale	5,797	7,321	(20.8%)	12,749	17,753	(28.2%)

Total cash rental income	106,850	100,595	6.2%	213,660	203,110	5.2%

Adjusted cost of operations (3)
Same Park (1)	26,947	26,366	2.2%	55,389	53,588	3.4%
Non-Same Park (2)	1,024	224	357.1%	2,167	224	867.4%
Multifamily	1,002	973	3.0%	2,073	1,970	5.2%
Assets sold or held for sale	2,192	2,899	(24.4%)	4,823	6,763	(28.7%)

Total adjusted cost of operations	31,165	30,462	2.3%	64,452	62,545	3.0%

Cash net operating income
Same Park (1)	68,438	64,623	5.9%	135,040	128,060	5.5%
Non-Same Park (2)	2,170	341	536.4%	3,344	341	880.6%
Multifamily	1,472	747	97.1%	2,898	1,174	146.8%
Assets sold or held for sale (4)	3,605	4,422	(18.5%)	7,926	10,990	(27.9%)

Total cash net operating income	$75,685	$70,133	7.9%	$149,208	$140,565	6.1%

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre)

	For The Three Months Ended June 30,			For the Six Months Ended June 30,
	2019	2018	% Change	2019	2018	% Change
Net income	$49,373	$102,359	(51.8%)	$95,948	$173,884	(44.8%)
Net interest (income) expense	(180)	98	(283.7%)	(370)	171	(316.4%)
Depreciation and amortization	24,768	24,416	1.4%	49,643	48,298	2.8%
Gain on sale of real estate facilities and development rights	-	(58,448)	(100.0%)	-	(85,283)	(100.0%)

EBITDAre	$73,961	$68,425	8.1%	$145,221	$137,070	5.9%

(1)

Same Park includes assets acquired prior to January 1, 2017. Same Park rental income and cash rental income include lease buyout income of $780,000 and $122,000 for the three months ended June 30, 2019 and 2018, respectively, and $957,000 and $250,000 for the six months ended June 30, 2019 and 2018, respectively.

(2)	Non-Same Park reflects assets acquired on or subsequent to January 1, 2017.
(3)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $305,000 and $690,000 for the three and six months ended June 30, 2018, respectively, from adjusted cost of operations into general and administrative expenses in order to conform to the current periods’ presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $155,000 and $314,000 for the three and six months ended June 30, 2018, respectively, had previously been excluded from adjusted cost of operations.

(4)

NOI from assets held for sale was $3.7 million and $4.2 million for the three months ended June 30, 2019 and 2018, respectively, and $8.3 million and $8.5 million for the six months ended June 30, 2019 and 2018, respectively. Cash NOI from assets held for sale was $3.6 million and $4.0 million for the three months ended June 30, 2019 and 2018, respectively, and $7.9 million and $8.2 million for the six months ended June 30, 2019 and 2018, respectively. The three and six months 2018 remaining NOI balances relate to assets sold during 2018.

(5)	Cash rental income excludes non-cash items, specifically straight-line rent, amortization of above and below market rents, net, amortization of lease incentives and tenant improvement reimbursements.

	For the Three Months Ended
	June 30, 2019				June 30, 2018
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total
Cash rental income (1)
Northern California	$21,281	$2,428	$2,966	$26,675	$19,463	$2,369	$2,782	$24,614
Southern California	8,693	4,648	185	13,526	8,624	4,489	150	13,263
Dallas	3,146	5,442	—	8,588	2,833	4,528	—	7,361
Austin	2,120	5,589	—	7,709	1,997	5,816	—	7,813
Northern Virginia	1,751	6,202	10,237	18,190	1,695	6,250	9,794	17,739
South Florida	10,167	470	26	10,663	9,785	515	41	10,341
Suburban Maryland	1,105	—	4,513	5,618	1,115	—	4,462	5,577
Seattle	2,706	1,528	182	4,416	2,636	1,461	184	4,281

Total	50,969	26,307	18,109	95,385	48,148	25,428	17,413	90,989

Adjusted cost of operations (2)
Northern California	4,377	631	778	5,786	4,215	613	717	5,545
Southern California	2,210	1,204	77	3,491	2,146	1,127	64	3,337
Dallas	950	1,976	—	2,926	921	1,932	—	2,853
Austin	722	2,164	—	2,886	683	2,099	—	2,782
Northern Virginia	462	1,701	3,741	5,904	501	1,815	3,722	6,038
South Florida	2,819	146	37	3,002	2,606	131	15	2,752
Suburban Maryland	319	—	1,566	1,885	339	—	1,613	1,952
Seattle	628	389	50	1,067	676	372	59	1,107

Total	12,487	8,211	6,249	26,947	12,087	8,089	6,190	26,366

Cash NOI
Northern California	16,904	1,797	2,188	20,889	15,248	1,756	2,065	19,069
Southern California	6,483	3,444	108	10,035	6,478	3,362	86	9,926
Dallas	2,196	3,466	—	5,662	1,912	2,596	—	4,508
Austin	1,398	3,425	—	4,823	1,314	3,717	—	5,031
Northern Virginia	1,289	4,501	6,496	12,286	1,194	4,435	6,072	11,701
South Florida	7,348	324	(11)	7,661	7,179	384	26	7,589
Suburban Maryland	786	—	2,947	3,733	776	—	2,849	3,625
Seattle	2,078	1,139	132	3,349	1,960	1,089	125	3,174

Total	$38,482	$18,096	$11,860	$68,438	$36,061	$17,339	$11,223	$64,623

(1)

Cash rental income excludes non-cash items, specifically straight-line rent, amortization of above and below market rents, net, amortization of lease incentives and tenant improvement reimbursements. Cash rental income includes lease buyout income of $780,000 and $122,000 for the three months ended June 30, 2019 and 2018, respectively.

(2)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense related to employees whose compensation expense is included in costs of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $289,000 for the three months ended June 30, 2018 from adjusted cost of operations into general and administrative expenses in order to conform to the current periods’ presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $149,000 for the three months ended June 30, 2018 had previously been excluded from adjusted cost of operations.

	For the Six Months Ended
	June 30, 2019				June 30, 2018
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total
Cash rental income (1)
Northern California	$41,833	$4,895	$5,958	$52,686	$38,507	$4,712	$5,540	$48,759
Southern California	17,484	9,286	368	27,138	16,945	8,905	335	26,185
Dallas	6,196	10,572	—	16,768	5,643	9,358	—	15,001
Austin	4,181	10,997	—	15,178	3,981	11,248	—	15,229
Northern Virginia	3,544	12,528	20,819	36,891	3,452	12,497	20,090	36,039
South Florida	20,610	926	26	21,562	19,725	1,016	86	20,827
Suburban Maryland	2,302	—	9,048	11,350	2,256	—	8,802	11,058
Seattle	5,363	3,130	363	8,856	5,271	2,915	364	8,550

Total	101,513	52,334	36,582	190,429	95,780	50,651	35,217	181,648

Adjusted cost of operations (2)
Northern California	8,972	1,310	1,548	11,830	8,525	1,261	1,450	11,236
Southern California	4,437	2,455	145	7,037	4,143	2,283	129	6,555
Dallas	1,897	3,941	—	5,838	1,890	3,716	—	5,606
Austin	1,440	4,170	—	5,610	1,339	4,002	—	5,341
Northern Virginia	1,079	3,727	8,180	12,986	1,065	3,792	8,112	12,969
South Florida	5,530	296	59	5,885	5,346	258	25	5,629
Suburban Maryland	700	—	3,401	4,101	707	—	3,375	4,082
Seattle	1,247	756	99	2,102	1,337	722	111	2,170

Total	25,302	16,655	13,432	55,389	24,352	16,034	13,202	53,588

Cash NOI
Northern California	32,861	3,585	4,410	40,856	29,982	3,451	4,090	37,523
Southern California	13,047	6,831	223	20,101	12,802	6,622	206	19,630
Dallas	4,299	6,631	—	10,930	3,753	5,642	—	9,395
Austin	2,741	6,827	—	9,568	2,642	7,246	—	9,888
Northern Virginia	2,465	8,801	12,639	23,905	2,387	8,705	11,978	23,070
South Florida	15,080	630	(33)	15,677	14,379	758	61	15,198
Suburban Maryland	1,602	—	5,647	7,249	1,549	—	5,427	6,976
Seattle	4,116	2,374	264	6,754	3,934	2,193	253	6,380

Total	$76,211	$35,679	$23,150	$135,040	$71,428	$34,617	$22,015	$128,060

(1)

Cash rental income excludes non-cash items, specifically straight-line rent, amortization of above and below market rents, net, amortization of lease incentives and tenant improvement reimbursements. Cash rental income includes lease buyout income of $957,000 and $250,000 for the six months ended June 30, 2019 and 2018, respectively.

(2)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense related to employees whose compensation expense is included in costs of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $655,000 for the six months ended June 30, 2018 from adjusted cost of operations into general and administrative expenses in order to conform to the current periods’ presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $302,000 for the six months ended June 30, 2018 had previously been excluded from adjusted cost of operations.

	For the Three Months Ended
	June 30, 2019				June 30, 2018
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total
Rental income (1)
Northern California	$21,421	$2,402	$2,960	$26,783	$19,610	$2,364	$2,812	$24,786
Southern California	8,713	4,641	188	13,542	8,525	4,503	150	13,178
Dallas	3,219	5,462	—	8,681	2,892	4,585	—	7,477
Austin	2,110	5,676	—	7,786	1,989	5,820	—	7,809
Northern Virginia	1,833	5,961	10,472	18,266	1,826	6,214	10,269	18,309
South Florida	10,219	465	41	10,725	9,921	492	41	10,454
Suburban Maryland	1,080	—	4,683	5,763	1,118	—	4,567	5,685
Seattle	2,690	1,528	181	4,399	2,600	1,458	186	4,244

Total	51,285	26,135	18,525	95,945	48,481	25,436	18,025	91,942

Adjusted cost of operations (2)
Northern California	4,377	631	778	5,786	4,215	613	717	5,545
Southern California	2,210	1,204	77	3,491	2,146	1,127	64	3,337
Dallas	950	1,976	—	2,926	921	1,932	—	2,853
Austin	722	2,164	—	2,886	683	2,099	—	2,782
Northern Virginia	462	1,701	3,741	5,904	501	1,815	3,722	6,038
South Florida	2,819	146	37	3,002	2,606	131	15	2,752
Suburban Maryland	319	—	1,566	1,885	339	—	1,613	1,952
Seattle	628	389	50	1,067	676	372	59	1,107

Total	12,487	8,211	6,249	26,947	12,087	8,089	6,190	26,366

NOI
Northern California	17,044	1,771	2,182	20,997	15,395	1,751	2,095	19,241
Southern California	6,503	3,437	111	10,051	6,379	3,376	86	9,841
Dallas	2,269	3,486	—	5,755	1,971	2,653	—	4,624
Austin	1,388	3,512	—	4,900	1,306	3,721	—	5,027
Northern Virginia	1,371	4,260	6,731	12,362	1,325	4,399	6,547	12,271
South Florida	7,400	319	4	7,723	7,315	361	26	7,702
Suburban Maryland	761	—	3,117	3,878	779	—	2,954	3,733
Seattle	2,062	1,139	131	3,332	1,924	1,086	127	3,137

Total	$38,798	$17,924	$12,276	$68,998	$36,394	$17,347	$11,835	$65,576

(1)	Rental income includes lease buyout income of $780,000 and $122,000 for the three months ended June 30, 2019 and 2018, respectively.
(2)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense related to employees whose compensation expense is included in cost of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $289,000 for the three months ended June 30, 2018 from adjusted cost of operations into general and administrative expenses in order to conform to the current periods’ presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $149,000 for the three months ended June 30, 2018 had previously been excluded from adjusted cost of operations.

	For the Six Months Ended
	June 30, 2019				June 30, 2018
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total
Rental income (1)
Northern California	$42,043	$4,849	$5,947	$52,839	$38,698	$4,706	$5,617	$49,021
Southern California	17,481	9,296	372	27,149	16,921	8,904	333	26,158
Dallas	6,313	10,688	—	17,001	5,748	9,479	—	15,227
Austin	4,218	11,196	—	15,414	3,968	11,277	—	15,245
Northern Virginia	3,725	12,127	21,280	37,132	3,686	12,481	21,022	37,189
South Florida	20,622	931	63	21,616	19,975	970	86	21,031
Suburban Maryland	2,250	—	9,444	11,694	2,258	—	9,012	11,270
Seattle	5,293	3,140	360	8,793	5,199	2,914	366	8,479

Total	101,945	52,227	37,466	191,638	96,453	50,731	36,436	183,620

Adjusted cost of operations (2)
Northern California	8,972	1,310	1,548	11,830	8,525	1,261	1,450	11,236
Southern California	4,437	2,455	145	7,037	4,143	2,283	129	6,555
Dallas	1,897	3,941	—	5,838	1,890	3,716	—	5,606
Austin	1,440	4,170	—	5,610	1,339	4,002	—	5,341
Northern Virginia	1,079	3,727	8,180	12,986	1,065	3,792	8,112	12,969
South Florida	5,530	296	59	5,885	5,346	258	25	5,629
Suburban Maryland	700	—	3,401	4,101	707	—	3,375	4,082
Seattle	1,247	756	99	2,102	1,337	722	111	2,170

Total	25,302	16,655	13,432	55,389	24,352	16,034	13,202	53,588

NOI
Northern California	33,071	3,539	4,399	41,009	30,173	3,445	4,167	37,785
Southern California	13,044	6,841	227	20,112	12,778	6,621	204	19,603
Dallas	4,416	6,747	—	11,163	3,858	5,763	—	9,621
Austin	2,778	7,026	—	9,804	2,629	7,275	—	9,904
Northern Virginia	2,646	8,400	13,100	24,146	2,621	8,689	12,910	24,220
South Florida	15,092	635	4	15,731	14,629	712	61	15,402
Suburban Maryland	1,550	—	6,043	7,593	1,551	—	5,637	7,188
Seattle	4,046	2,384	261	6,691	3,862	2,192	255	6,309

Total	$76,643	$35,572	$24,034	$136,249	$72,101	$34,697	$23,234	$130,032

(1)	Rental income includes lease buyout income of $957,000 and $250,000 for the six months ended June 30, 2019 and 2018, respectively.
(2)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense related to employees whose compensation expense is included in cost of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $655,000 for the six months ended June 30, 2018 from adjusted cost of operations into general and administrative expenses in order to conform to the current periods’ presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $302,000 for the six months ended June 30, 2018 had previously been excluded from adjusted cost of operations.

	For the Six Months Ended	Cost per Weighted
	June 30, 2019	Average Square Foot
Commercial recurring capital expenditures (1)
Same Park
Capital improvements	$3,368	$0.13
Tenant improvements	7,372	0.29
Lease commissions	2,977	0.12

Total Same Park recurring capital expenditures	13,717	$0.54

Non-Same Park
Capital improvements	54	$0.05
Tenant improvements	1,092	1.01
Lease commissions	171	0.16

Total Non-Same Park recurring capital expenditures	1,317	$1.22

Total recurring capital expenditures	15,034	$0.56
Assets sold or held for sale recurring capital expenditures	514

Total commercial recurring capital expenditures	15,548
Non-recurring property renovations (2)	1,955

Total capital expenditures (excluding multifamily)	17,503
Multifamily capital expenditures	-

Total capital expenditures	$17,503

(1)

The Company defines “recurring capital expenditures” as capitalized costs necessary to continue to operate the property at its current economic value. Capital improvements in excess of $2,000 with a useful life greater than 24 months are capitalized. Lease transaction costs (i.e. tenant improvements and leasing commissions) of $1,000 or more for leases with terms greater than 12 months are capitalized. First generation lease-up costs on acquired properties are also included in recurring capital expenditures.

(2)	Non-recurring property renovations represents renovations that substantially enhance the value of a property, including capitalized costs associated with repositioning acquired assets.

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018

Net income allocable to common shareholders	$28,579	$70,221	$54,900	$116,269
Adjustments
Gain on sale of real estate facilities	-	(58,448)	-	(85,283)
Depreciation and amortization	24,768	24,416	49,643	48,298
Net income allocable to noncontrolling interests	7,623	18,400	14,650	30,300
Net income allocable to restricted stock unit holders	212	779	480	1,353
FFO (income) loss allocated to joint venture partner	(37)	(2)	(66)	11

FFO allocable to common and dilutive shares	61,145	55,366	119,607	110,948

Core FFO allocable to common and dilutive shares	61,145	55,366	119,607	110,948
Adjustments
Recurring capital improvements	(2,342)	(2,062)	(3,422)	(3,051)
Tenant improvements	(4,937)	(3,191)	(8,464)	(5,901)
Capitalized lease commissions	(1,305)	(1,736)	(3,148)	(3,574)
Total recurring capital expenditures (assets sold)	(277)	(985)	(514)	(2,451)
Total recurring capital expenditures (multifamily)	-	(6)	-	(13)
Straight-line rent	(652)	(609)	(1,309)	(1,344)
In-place lease adjustment	4	16	25	23
Tenant improvement reimbursement amortization, net of lease incentive amortization	(284)	(619)	(663)	(1,134)
Stock compensation expense	918	671	1,889	1,781
Cash paid for taxes in lieu of shares upon vesting of restricted stock units	(6)	-	(5,500)	(4,529)

FAD allocable to common and dilutive shares	52,264	46,845	98,501	90,755
Distributions to common shareholders	(28,801)	(23,225)	(57,538)	(46,396)
Distributions to noncontrolling interests—common units	(7,670)	(6,209)	(15,341)	(12,419)
Distributions to restricted stock unit holders	(212)	(241)	(480)	(536)
Distributions to noncontrolling interests—joint venture	(45)	-	(45)	-

Free cash available after fixed charges	15,536	17,170	25,097	31,404
Non-recurring property renovations (1)	(1,091)	(61)	(1,955)	(93)
Investment in Highgate (2)	-	(949)	-	(3,709)
Investment in The Mile redevelopment (3)	(568)	(257)	(993)	(403)

Retained cash	$13,877	$15,903	$22,149	$27,199

Weighted average outstanding:
Common shares	27,426	27,322	27,400	27,294
Operating partnership units	7,305	7,305	7,305	7,305
Restricted stock units	109	156	132	189
Common share equivalents	106	101	105	101

Total common and dilutive shares	34,946	34,884	34,942	34,889

FFO per common and dilutive share	$1.75	$1.59	$3.42	$3.18
FAD distribution payout ratio (4)	70.3%	63.3%	74.5%	65.4%

(1)	Non-recurring property renovations represents renovations that substantially enhance the value of a property, including capitalized costs associated with repositioning acquired assets.
(2)	Represents development costs related to a 395-unit apartment complex that commenced operations during 2017.
(3)	Represents predevelopment costs related to a multifamily redevelopment project on a large contiguous block of real estate located in Tysons, Virginia.
(4)

FAD distribution payout ratio is equal to total distributions to common shareholders, unit holders, restricted stock unit holders and joint venture partner divided by FAD during the same reporting period.

	As of June 30, 2019			As of December 31, 2018
		% of Total			% of Total
		Market	WTD Average		Market	WTD Average
	Total	Capitalization	Rate	Total	Capitalization	Rate

Unsecured Debt:
$250.0 million unsecured credit facility (LIBOR + 0.825%)	$-	-	-	$-	-	-

Total unsecured debt	-	-	-	-	-	-

Preferred Equity:
5.75% Series U preferred stock (9,200,000 depositary shares outstanding) callable 9/14/17	230,000	3.4%		230,000	4.2%
5.70% Series V preferred stock (4,400,000 depositary shares outstanding) callable 3/14/18	110,000	1.6%		110,000	2.0%
5.20% Series W preferred stock (7,590,000 depositary shares outstanding) callable 10/20/21	189,750	2.8%		189,750	3.4%
5.25% Series X preferred stock (9,200,000 depositary shares outstanding) callable 9/21/22	230,000	3.4%		230,000	4.2%
5.20% Series Y preferred stock (8,000,000 depositary shares outstanding) callable 12/7/22	200,000	2.9%		200,000	3.6%

Total preferred equity	959,750	14.1%	5.40%	959,750	17.4%	5.40%

Total debt and preferred equity	959,750	14.1%	5.40%	959,750	17.4%	5.40%

Common stock (27,429,756 and 27,362,101 shares outstanding as of June 30, 2019 and December 31, 2018, respectively)	4,622,737	67.8%		3,584,435	65.2%

Common operating partnership units (7,305,355 units outstanding as of June 30, 2019 and December 31, 2018)	1,231,171	18.1%		957,002	17.4%

Total common equity (1)	5,853,908	85.9%		4,541,437	82.6%

Total market capitalization	$6,813,658	100.0%		$5,501,187	100.0%

Ratio of Debt and Preferred Equity to EBITDAre (2)	3.3x			3.5x

	For the six months ended June 30, 2019			For the year ended December 31, 2018
Interest expense and related expenses (3)	$272			$555
Preferred distributions	25,918			51,880

Total fixed charges and preferred distributions	$26,190			$52,435

Ratio of EBITDAre to fixed charges and preferred distributions	5.5x			5.3x
Ratio of FFO to fixed charges and preferred distributions	5.6x			5.3x

(1)

Total common equity is calculated as the total number of common stock and operating partnership units outstanding multiplied by the Company’s closing share price at the end of each reporting period. Closing share prices on June 30, 2019 and December 31, 2018 were $168.53 and $131.00, respectively.

(2)

Ratio of debt and preferred equity to EBITDAre is calculated as total debt and preferred equity divided by EBITDAre. Ratio of debt and preferred equity to EBITDAre as of June 30, 2019 is calculated using annualized EBITDAre for the six months ended June 30, 2019.

(3)	Interest expense and related expenses includes facility fees associated with our unsecured credit facility.

Industry Concentration as of June 30, 2019 (1)

			Percentage of
			Total Rental Income
Business services			19.5%
Warehouse, distribution, transportation and logistics			12.3%
Computer hardware, software and related services			11.1%
Health services			7.8%
Retail, food, and automotive			7.6%
Engineering and construction			7.6%
Government			7.2%
Insurance and financial services			3.4%
Electronics			2.9%
Home furnishings			2.8%
Aerospace/defense products and services			2.0%
Communications			1.9%
Educational services			1.1%
Other			12.8%

Total			100.0%

Top 10 Customers by Total Annual Rental Income as of June 30, 2019 (1)

	Square Footage	Annualized	Percentage of Total
Customer		Rental Income (2)	Annualized Rental Income

US Government	635,000	$16,867	4.2%
Luminex Corp	199,000	3,992	1.0%
Lockheed Martin Corp	143,000	2,523	0.6%
KZ Kitchen Cabinet & Stone	191,000	2,413	0.6%
CentralColo, LLC	96,000	2,307	0.6%
Applied Materials, Inc.	162,000	2,264	0.6%
Carbel, LLC	207,000	2,078	0.5%
Investorplace Media, LLC	46,000	1,950	0.5%
ECS Federal, LLC	81,000	1,794	0.5%
MAXIMUS, Inc.	76,000	1,702	0.4%

Total	1,836,000	$37,890	9.5%

Tenant Composition as of June 30, 2019 (1)

			Average Tenant Size
		Number	(in square feet)
		of Tenants	Average square footage
Large Tenants (3)		1,365	12,901
Small Tenants (4)		3,503	2,210

Total Portfolio		4,868	5,208

(1)	Excludes assets held for sale as of June 30, 2019.
(2)	For leases expiring within one year, annualized rental income includes only the income to be received under the existing lease from July 1, 2019 through the respective date of expiration.
(3)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(4)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.

Realized Revenue per Occupied Square Foot (1) (2)
	For the Three Months			For the Six Months
	Ended June 30,			Ended June 30,
Region	2019	2018	% Change	2019	2018	% Change

Northern California	$15.44	$13.98	10.4%	$15.17	$13.85	9.5%
Southern California	$17.43	$16.34	6.7%	$17.38	$16.29	6.7%
Dallas	$12.96	$11.91	8.8%	$12.72	$11.95	6.4%
Austin	$17.38	$17.14	1.4%	$17.26	$16.59	4.0%
Northern Virginia	$19.69	$20.31	(3.1%)	$20.12	$20.75	(3.0%)
South Florida	$11.74	$11.24	4.4%	$11.72	$11.31	3.6%
Suburban Maryland	$20.36	$21.68	(6.1%)	$20.64	$21.63	(4.6%)
Seattle	$13.31	$12.45	6.9%	$13.23	$12.43	6.4%
Total	$15.77	$15.08	4.6%	$15.71	$15.06	4.3%

Revenue per Available Foot (RevPAF) (1) (3)
	For the Three Months			For the Six Months
	Ended June 30,			Ended June 30,
Region	2019	2018	% Change	2019	2018	% Change

Northern California	$14.79	$13.68	8.1%	$14.59	$13.53	7.8%
Southern California	$16.50	$16.06	2.7%	$16.54	$15.94	3.8%
Dallas	$12.03	$10.36	16.1%	$11.78	$10.55	11.7%
Austin	$15.87	$15.91	(0.3%)	$15.70	$15.53	1.1%
Northern Virginia	$18.65	$18.70	(0.3%)	$18.96	$18.99	(0.2%)
South Florida	$11.10	$10.82	2.6%	$11.18	$10.88	2.8%
Suburban Maryland	$18.32	$18.08	1.3%	$18.59	$17.92	3.7%
Seattle	$12.66	$12.21	3.7%	$12.65	$12.20	3.7%
Total	$14.87	$14.25	4.4%	$14.85	$14.23	4.4%

Realized Revenue per Occupied Square Foot (1) (2)
	For the Three Months			For the Six Months
	Ended June 30,			Ended June 30,
Region	2019	2018	% Change	2019	2018	% Change
Industrial	$13.09	$12.14	7.8%	$12.94	$12.10	6.9%
Flex	$18.54	$18.32	1.2%	$18.57	$18.13	2.4%
Office	$24.51	$25.11	(2.4%)	$24.93	$25.58	(2.5%)
Total	$15.77	$15.08	4.6%	$15.71	$15.06	4.3%

Revenue per Available Foot (RevPAF) (1) (3)
	For the Three Months			For the Six Months
	Ended June 30,			Ended June 30,
Region	2019	2018	% Change	2019	2018	% Change
Industrial	$12.46	$11.78	5.8%	$12.38	$11.72	5.6%
Flex	$17.14	$16.68	2.8%	$17.13	$16.64	2.9%
Office	$22.84	$22.22	2.8%	$23.09	$22.46	2.8%
Total	$14.87	$14.25	4.4%	$14.85	$14.23	4.4%

(1)

Rental income includes lease buyout income of $780,000 and $122,000 for the three months ended June 30, 2019 and 2018, respectively, and $957,000 and $250,000 for the six months ended June 30, 2019 and 2018, respectively.

(2)	Represents revenue earned per occupied square foot. For the three and six month periods ending June 30, 2019 and 2018, rental income amounts have been annualized.
(3)	Represents revenue earned per total weighted average available square foot. For the three and six month periods ending June 30, 2019 and 2018, rental income amounts have been annualized.

(1)	Excludes assets held for sale as of June 30, 2019.

Rentable Square Footage of Same Park Properties as of June 30, 2019 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	507	1,440	1,970	3,917	15.2%
South Florida	3,728	126	12	3,866	15.0%
Silicon Valley	3,094	367	-	3,461	13.4%
East Bay	3,297	53	-	3,350	13.0%
Dallas	1,300	1,587	-	2,887	11.2%
Suburban Maryland	394	-	864	1,258	4.8%
Austin	755	1,208	-	1,963	7.6%
Los Angeles County	1,256	317	31	1,604	6.2%
Seattle	1,092	270	28	1,390	5.4%
Orange County	810	101	-	911	3.5%
San Diego County	233	535	-	768	3.0%
Mid-Peninsula	-	94	340	434	1.7%

Total	16,466	6,098	3,245	25,809	100.0%

Percentage by Product Type	63.8%	23.6%	12.6%	100.0%

Same Park Weighted Average Occupancy Rates by Product Type for the Three Months Ended June 30, 2019 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		93.3%	97.3%	93.2%	94.7%
South Florida		94.8%	85.0%	100.0%	94.5%
Silicon Valley		96.9%	96.9%	-	96.9%
East Bay		95.0%	96.1%	-	95.0%
Dallas		96.1%	90.0%	-	92.7%
Suburban Maryland		85.2%	-	91.8%	89.7%
Austin		98.9%	86.5%	-	91.3%
Los Angeles County		93.6%	95.8%	94.0%	94.1%
Seattle		95.1%	94.5%	100.0%	95.1%
Orange County		94.4%	100.0%	-	95.0%
San Diego County		97.3%	95.0%	-	95.7%
Mid-Peninsula		-	89.0%	94.1%	93.0%
Total		95.2%	92.5%	93.0%	94.3%

Same Park Weighted Average Occupancy Rates by Portfolio Type for the Three Months Ended June 30, 2019 (1) (2)

Markets			Large Tenant	Small Tenant	Total

Northern Virginia			94.9%	94.5%	94.7%
South Florida			94.7%	93.6%	94.5%
Silicon Valley			97.6%	93.8%	96.9%
East Bay			94.6%	99.3%	95.0%
Dallas			92.7%	92.7%	92.7%
Suburban Maryland			91.9%	87.3%	89.7%
Austin			93.1%	78.0%	91.3%
Los Angeles County			91.2%	96.4%	94.1%
Seattle			94.9%	95.5%	95.1%
Orange County			93.8%	96.6%	95.0%
San Diego County			-	95.7%	95.7%
Mid-Peninsula			-	93.0%	93.0%
Total			94.6%	93.6%	94.3%

(1)	Excludes assets held for sale as of June 30, 2019.
(2)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Same Park Weighted Average Occupancy Rates by Product Type for the Six Months Ended June 30, 2019 (1)

Markets	Industrial	Office	Flex	Total

Northern Virginia	93.6%	92.6%	96.7%	94.2%
South Florida	95.9%	82.9%	88.9%	95.4%
Silicon Valley	97.0%	-	96.7%	97.0%
East Bay	95.7%	-	96.0%	95.7%
Dallas	96.3%	-	89.5%	92.5%
Suburban Maryland	86.3%	91.4%	-	89.8%
Austin	98.5%	-	86.3%	91.0%
Los Angeles County	94.9%	94.9%	96.0%	95.1%
Seattle	95.4%	100.0%	96.1%	95.6%
Orange County	94.7%	-	99.3%	95.2%
San Diego County	97.5%	-	94.4%	95.3%
Mid-Peninsula	-	94.0%	90.8%	93.3%
Total	95.7%	92.5%	92.2%	94.5%

Same Park Weighted Average Occupancy Rates by Portfolio Type for the Six Months Ended June 30, 2019 (1) (2)

Markets		Large Tenant	Small Tenant	Total

Northern Virginia		94.2%	94.2%	94.2%
South Florida		95.8%	94.3%	95.4%
Silicon Valley		97.6%	94.2%	97.0%
East Bay		95.4%	99.3%	95.7%
Dallas		92.4%	92.8%	92.5%
Suburban Maryland		91.8%	87.6%	89.8%
Austin		92.7%	78.6%	91.0%
Los Angeles County		93.7%	96.2%	95.1%
Seattle		95.2%	96.6%	95.6%
Orange County		94.7%	95.9%	95.2%
San Diego County		-	95.3%	95.3%
Mid-Peninsula		-	93.3%	93.3%
Total		94.9%	93.7%	94.5%

(1)	Excludes assets held for sale as of June 30, 2019.
(2)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Rentable Square Footage of Properties as of June 30, 2019 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	1,564	1,440	1,970	4,974	18.5%
South Florida	3,728	126	12	3,866	14.3%
Silicon Valley	3,094	367	-	3,461	12.8%
East Bay	3,297	53	-	3,350	12.4%
Dallas	1,300	1,587	-	2,887	10.7%
Suburban Maryland	394	-	864	1,258	4.7%
Austin	755	1,208	-	1,963	7.3%
Los Angeles County	1,330	317	31	1,678	6.2%
Seattle	1,092	270	28	1,390	5.2%
Orange County	810	101	-	911	3.4%
San Diego County	233	535	-	768	2.9%
Mid-Peninsula	-	94	340	434	1.6%

Total	17,597	6,098	3,245	26,940	100.0%

Percentage by Product Type	65.3%	22.6%	12.1%	100.0%

Weighted Average Occupancy Rates by Product Type for the Three Months Ended June 30, 2019 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		85.1%	97.3%	93.2%	91.8%
South Florida		94.8%	85.0%	100.0%	94.5%
Silicon Valley		96.9%	96.9%	-	96.9%
East Bay		95.0%	96.1%	-	95.0%
Dallas		96.1%	90.0%	-	92.7%
Suburban Maryland		85.2%	-	91.8%	89.7%
Austin		98.9%	86.5%	-	91.3%
Los Angeles County		93.8%	95.8%	94.0%	94.2%
Seattle		95.1%	94.5%	100.0%	95.1%
Orange County		94.4%	100.0%	-	95.0%
San Diego County		97.3%	95.0%	-	95.7%
Mid-Peninsula		-	89.0%	94.1%	93.0%
Total		94.4%	92.5%	93.0%	93.8%

Weighted Average Occupancy Rates by Portfolio Type for the Three Months Ended June 30, 2019 (1) (2)

Markets			Large Tenant	Small Tenant	Total

Northern Virginia			90.7%	94.2%	91.8%
South Florida			94.7%	93.6%	94.5%
Silicon Valley			97.6%	93.8%	96.9%
East Bay			94.6%	99.3%	95.0%
Dallas			92.7%	92.7%	92.7%
Suburban Maryland			91.9%	87.3%	89.7%
Austin			93.1%	78.0%	91.3%
Los Angeles County			91.2%	96.5%	94.2%
Seattle			94.9%	95.5%	95.1%
Orange County			93.8%	96.6%	95.0%
San Diego County			-	95.7%	95.7%
Mid-Peninsula			-	93.0%	93.0%
Total			93.8%	93.6%	93.8%

(1)	Excludes assets held for sale as of June 30, 2019.
(2)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Weighted Average Occupancy Rates by Product Type for the Six Months Ended June 30, 2019 (1)

Markets	Industrial	Office	Flex	Total

Northern Virginia	84.3%	92.6%	96.7%	91.2%
South Florida	95.9%	82.9%	88.9%	95.4%
Silicon Valley	97.0%	-	96.7%	97.0%
East Bay	95.7%	-	96.0%	95.7%
Dallas	96.3%	-	89.5%	92.5%
Suburban Maryland	86.3%	91.4%	-	89.8%
Austin	98.5%	-	86.3%	91.0%
Los Angeles County	94.9%	94.9%	96.0%	95.1%
Seattle	95.4%	100.0%	96.1%	95.6%
Orange County	94.7%	-	99.3%	95.2%
San Diego County	97.5%	-	94.4%	95.3%
Mid-Peninsula	-	94.0%	90.8%	93.3%
Total	94.8%	92.5%	92.2%	93.9%

Weighted Average Occupancy Rates by Portfolio Type for the Six Months Ended June 30, 2019 (1) (2)

Markets		Large Tenant	Small Tenant	Total

Northern Virginia		90.0%	93.6%	91.2%
South Florida		95.8%	94.3%	95.4%
Silicon Valley		97.6%	94.2%	97.0%
East Bay		95.4%	99.3%	95.7%
Dallas		92.4%	92.8%	92.5%
Suburban Maryland		91.8%	87.6%	89.8%
Austin		92.7%	78.6%	91.0%
Los Angeles County		93.7%	96.2%	95.1%
Seattle		95.2%	96.6%	95.6%
Orange County		94.7%	95.9%	95.2%
San Diego County		-	95.3%	95.3%
Mid-Peninsula		-	93.3%	93.3%
Total		94.1%	93.6%	93.9%

(1)	Excludes assets held for sale as of June 30, 2019.
(2)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Lease Expirations - Industrial (1)
		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)%		Rental Income

2019	2,578	$32,563	14.2%	7.6%
2020	4,017	51,510	22.4%	12.2%
2021	2,839	40,141	17.4%	9.5%
2022	2,602	36,329	15.8%	8.6%
2023	1,971	27,282	11.9%	6.5%
Thereafter	2,830	42,102	18.3%	9.9%

Total	16,837	$229,927	100.0%	54.3%

Lease Expirations - Flex (1)
		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)%		Rental Income

2019	750	$14,244	12.7%	3.5%
2020	1,313	23,479	20.9%	5.5%
2021	1,156	21,967	19.5%	5.2%
2022	1,006	21,580	19.2%	5.1%
2023	435	8,911	7.9%	2.1%
Thereafter	1,039	22,184	19.8%	5.2%

Total	5,699	$112,365	100.0%	26.6%

Lease Expirations - Office (1)
		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)%		Rental Income

2019	297	$7,977	9.8%	1.9%
2020	784	21,127	25.9%	5.0%
2021	458	11,115	13.6%	2.6%
2022	450	12,664	15.5%	2.9%
2023	399	10,205	12.5%	2.4%
Thereafter	674	18,487	22.7%	4.3%

Total	3,062	$81,575	100.0%	19.1%

(1)	Excludes assets held for sale as of June 30, 2019.
(2)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

Lease Expirations - Southern California

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	455	$8,794	14.8%	2.1%
2020	1,045	17,634	29.7%	4.2%
2021	674	12,833	21.5%	3.0%
2022	536	10,085	17.0%	2.4%
2023	193	4,081	6.9%	1.0%
Thereafter	289	5,983	10.1%	1.4%

Total	3,192	$59,410	100.0%	14.1%

Lease Expirations - Northern California

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	1,375	$18,973	16.5%	4.5%
2020	1,410	24,278	21.0%	5.7%
2021	1,131	19,064	16.5%	4.5%
2022	1,031	16,765	14.5%	4.0%
2023	782	13,019	11.3%	3.1%
Thereafter	1,361	23,333	20.2%	5.5%

Total	7,090	$115,432	100.0%	27.3%

Lease Expirations - Austin

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	155	$2,780	8.6%	0.7%
2020	341	5,271	16.2%	1.2%
2021	318	5,655	17.4%	1.3%
2022	310	5,398	16.7%	1.3%
2023	176	3,063	9.4%	0.7%
Thereafter	504	10,294	31.7%	2.4%

Total	1,804	$32,461	100.0%	7.6%

Lease Expirations - Dallas

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	350	$4,513	12.6%	1.1%
2020	703	8,234	23.1%	1.9%
2021	511	6,913	19.4%	1.6%
2022	300	4,230	11.9%	1.0%
2023	326	4,402	12.3%	1.0%
Thereafter	505	7,391	20.7%	1.7%

Total	2,695	$35,683	100.0%	8.3%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

Lease Expirations - South Florida

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	483	$5,064	11.4%	1.1%
2020	834	9,923	22.4%	2.4%
2021	736	9,135	20.6%	2.2%
2022	596	7,099	16.0%	1.6%
2023	545	6,682	15.1%	1.6%
Thereafter	510	6,405	14.5%	1.5%

Total	3,704	$44,308	100.0%	10.4%

Lease Expirations - Northern Virginia

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	640	$11,693	12.7%	2.8%
2020	1,079	19,839	21.6%	4.7%
2021	680	12,371	13.5%	2.9%
2022	935	21,182	23.1%	5.0%
2023	403	8,115	8.8%	1.9%
Thereafter	910	18,646	20.3%	4.4%

Total	4,647	$91,846	100.0%	21.7%

Lease Expirations - Suburban Maryland (2)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	50	$866	3.4%	0.2%
2020	219	4,976	19.3%	1.2%
2021	195	3,729	14.5%	0.9%
2022	145	2,709	10.5%	0.6%
2023	205	4,543	17.7%	1.1%
Thereafter	336	8,896	34.6%	2.1%

Total	1,150	$25,719	100.0%	6.1%

Lease Expirations - Seattle

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	117	$2,101	11.1%	0.5%
2020	483	5,961	31.4%	1.4%
2021	208	3,523	18.5%	0.9%
2022	205	3,105	16.3%	0.7%
2023	175	2,493	13.1%	0.6%
Thereafter	128	1,825	9.6%	0.4%

Total	1,316	$19,008	100.0%	4.5%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.
(2)	Excludes assets held for sale as of June 30, 2019.

Lease Expirations - Large Tenant Portfolio (1) (2)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (4)%		Rental Income
2019	2,356	$32,557	12.1%	7.8%
2020	3,861	52,443	19.6%	12.4%
2021	2,688	38,823	14.5%	9.2%
2022	2,959	48,098	17.9%	11.3%
2023	2,100	30,974	11.5%	7.3%
Thereafter	3,832	65,410	24.4%	15.4%

Total	17,796	$268,305	100.0%	63.4%

Lease Expirations - Small Tenant Portfolio (1) (3)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (4)%		Rental Income
2019	1,269	$22,227	14.3%	5.2%
2020	2,253	43,673	28.1%	10.3%
2021	1,765	34,400	22.1%	8.1%
2022	1,099	22,475	14.4%	5.3%
2023	705	15,424	9.9%	3.7%
Thereafter	711	17,363	11.2%	4.0%

Total	7,802	$155,562	100.0%	36.6%

Lease Expirations - Total Portfolio (1)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (4)%		Rental Income
2019	3,625	$54,784	13.0%	13.0%
2020	6,114	96,116	22.7%	22.7%
2021	4,453	73,223	17.3%	17.3%
2022	4,058	70,573	16.6%	16.6%
2023	2,805	46,398	11.0%	11.0%
Thereafter	4,543	82,773	19.4%	19.4%

Total	25,598	$423,867	100.0%	100.0%

(1)	Excludes assets held for sale as of June 30, 2019.
(2)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(3)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.
(4)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

	Total Portfolio Activity (1)
	Wtd. Avg.		Leasing		Customer		Transaction Costs		Transaction		Cash Rental Rate
	Occupancy		Volume		Retention		per Executed Foot		Costs (2)		Change (3)
	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD

Northern Virginia	91.8%	91.2%	358,000	678,000	82.2%	79.8%	$6.95	$6.22	9.1%	9.8%	1.0%	0.3%

South Florida	94.5%	95.4%	228,000	447,000	33.8%	46.9%	$2.65	$2.15	4.7%	4.0%	10.8%	13.3%

Silicon Valley	96.9%	97.0%	91,000	278,000	57.9%	64.2%	$2.18	$2.15	3.1%	2.3%	9.7%	18.4%

East Bay	95.0%	95.7%	271,000	387,000	96.5%	44.1%	$2.48	$2.15	3.8%	3.2%	23.6%	24.8%

Dallas	92.7%	92.5%	150,000	434,000	65.2%	73.8%	$3.49	$5.34	7.5%	11.4%	10.3%	8.1%

Suburban Maryland	89.7%	89.8%	52,000	74,000	60.9%	50.6%	$10.61	$11.01	14.5%	14.8%	-9.2%	-7.6%

Austin	91.3%	91.0%	114,000	158,000	92.5%	76.2%	$4.82	$4.56	9.0%	8.4%	6.3%	6.0%

Los Angeles	94.2%	95.1%	178,000	338,000	81.8%	74.2%	$1.73	$1.58	3.6%	3.0%	13.6%	15.7%

Seattle	95.1%	95.6%	74,000	151,000	86.5%	66.5%	$0.87	$0.90	1.8%	1.7%	15.4%	17.2%

Orange County	95.0%	95.2%	39,000	114,000	47.6%	62.4%	$2.03	$2.14	2.4%	2.7%	7.8%	3.0%

San Diego	95.7%	95.3%	98,000	174,000	74.1%	68.7%	$1.15	$2.28	2.6%	4.3%	5.4%	7.8%

Mid-Peninsula	93.0%	93.3%	36,000	63,000	76.2%	58.4%	$1.27	$1.15	1.2%	1.2%	8.5%	8.8%

Company Totals by Market	93.8%	93.9%	1,689,000	3,296,000	72.1%	65.3%	$3.67	$3.59	5.9%	5.8%	9.0%	9.7%

Industrial	94.4%	94.8%	1,086,000	2,150,000	69.1%	62.1%	$2.37	$2.33	4.3%	4.1%	13.1%	14.4%

Flex	92.5%	92.2%	367,000	706,000	75.8%	69.7%	$4.88	$5.41	7.6%	8.7%	8.5%	8.5%

Office	93.0%	92.5%	236,000	440,000	78.1%	73.9%	$7.77	$6.86	8.4%	8.2%	0.7%	0.6%

Company Totals by Type	93.8%	93.9%	1,689,000	3,296,000	72.1%	65.3%	$3.67	$3.59	5.9%	5.8%	9.0%	9.7%

(1)	Excludes assets held for sale as of June 30, 2019.
(2)	Transaction cost percentages are computed by taking the total transaction costs divided by the total rents (including estimated expense recoveries) over the term of the lease.
(3)

Cash rental rate change percentages are computed by taking the percentage difference between outgoing rents (including estimated expense recoveries) and incoming rents (including estimated expense recoveries) for leases executed during the period. Leases executed on spaces vacant for more than the preceding twelve months have been excluded.

			Total Costs (1)	Construction
Property Information	Location	Apartment Units	(in thousands)	Completion
Highgate at the Mile	Tysons, VA	395	$115,426	Q4 2017

As of June 30, 2019
Period end occupancy	94.2%
Average rent per unit (2)	$2,076

(1)

The total costs of the project include contributed land value of $21.0 million plus unrealized land appreciation of $6.0 million. The unrealized land appreciation of $6.0 million is not recorded on our balance sheet.

(2)

Average rent per unit is defined as the total potential monthly rental revenue (i.e. actual rent for occupied apartment units plus market rent for vacant apartment units) divided by the number of rentable units.